UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 26, 2016

HOMESTREET, INC.
(Exact name of registrant as specified in its charter)

Washington	001-35424	91-0186600
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
601 Union Street, Ste. 2000, Seattle, WA 98101
(Address of principal executive offices) (Zip Code)
(206) 623-3050
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders
On May 26, 2016, HomeStreet, Inc. (the “Company”) held its 2016 Annual Meeting of Shareholders (the “Annual Meeting”). Company shareholders approved Proposals 1, 2 and 3 as described in the Company's Definitive Proxy Statement for the 2016 Annual Meeting (the “Proxy Statement”) on Schedule 14A, as revised, which was filed with the Securities and Exchange Commission on April 25, 2016.
The proposals voted on and approved by the shareholders at the Annual Meeting were as follows:

Proposal 1
Company shareholders re-elected the following three Class II directors with terms ending at the annual meeting of the shareholders to be held in 2019 (or upon the due election and qualification of their respective successors) and the voting results are set forth below.

Nominee	For	Against	Abstain	Broker Non-Votes

Mark K. Mason (Class II)	12,196,754.0	6,340,824.0	148,705.0	3,505,748.0
Victor H. Indiek (Class II)	11,731,393.0	6,924,014.0	30,876.0	3,505,748.0
Donald R. Voss (Class II)	11,733,808.0	6,917,953.0	34,522.0	3,505,748.0

Proposal 2
Company shareholders approved, as set forth below, the ratification of appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016.

	For	Against	Abstain

Appointment of Deloitte & Touche LLP	21,982,705.6	158,786.4	50,539.0

Proposal 3
Company shareholders approved, as set forth below, the shareholder proposal asking the Company to initiate the process to adopt majority voting in non-contested elections of directors.

	For	Against	Abstain	Broker Non-Votes

Approval of a proposal asking the Company to adopt majority voting in non-contested elections of directors	18,602,840.0	46,568.0	36,875.0	3,505,748.0

Following the Annual Meeting of the Shareholders, the Board of Directors of the Company has begun considering the appropriate wording of the amendment to the bylaws of the Company to implement a majority voting procedure in uncontested director elections. Upon adoption, this amendment will be filed separately in a Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure
The information provided pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing or other document filed by the Company pursuant to the Exchange Act or the Securities Act except as shall be expressly set forth by specific reference in such filing or document. The information provided pursuant to this Item 7.01 shall instead be deemed “furnished.”
HomeStreet, Inc. is hereby furnishing a slide presentation that CEO Mark K. Mason gave at the 2016 annual meeting of shareholders of HomeStreet, Inc held on May 26, 2016. The slide presentation is included as Exhibit 99.1 to this report and will be available on HomeStreet's investor relations web site at http://ir.homestreet.com. The presentation includes forward looking statements within the meaning of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and the rules under each of those statutes. Please refer to the slide titled “Important Disclosures” in that presentation, and specifically the “Forward Looking Statements” paragraph, for disclosure of certain factors that may cause management’s plans to deviate, or that may cause the Company’s operating results to differ from those expressed in that presentation. A more complete discussion of the risks and uncertainties that affect the Company’s business, including without limitation the matters discussed in the accompanying slide presentation, are set forth in the registrant’s most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2015; our most recent Quarterly Report on Form 10-Q; and our other filings made from time to time with the Securities and Exchange Commission for a list of cautionary statements about facts, circumstances, conditions and risks that may cause us to deviate from the expectations set forth in this presentation.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.
Exhibit 99.1    HomeStreet, Inc. slide presentation from the 2016 annual shareholder meeting held on May 26, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 31, 2016.

HomeStreet, Inc.

By:	/s/ Godfrey B. Evans
Godfrey B. Evans
Executive Vice President, Chief Administrative
Officer, General Counsel and Corporate Secretary